Exhibit 10.2

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE BEING FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN OMITTED.

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”), dated as of December 5, 2012, is entered into among SAExploration Holdings, Inc., a Delaware corporation (“Parent”), SAExploration, Inc., a Delaware corporation (“SAE”), SAExploration Seismic Services (US), LLC, a Delaware limited liability company (the “Delaware Subsidiary Borrower”) and NES, LLC, an Alaskan limited liability company (the “Alaskan Subsidiary Borrower” and, together with Parent, SAE and the Delaware Subsidiary Borrower, the “Credit Parties”) the Lenders party hereto, and CP Admin Co LLC, as Administrative Agent (the “Administrative Agent”), amends the Credit Agreement dated as of November 28, 2012 (the “Credit Agreement”) entered into among the Credit Parties, the Administrative Agent and the Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WITNESSETH:

WHEREAS, the Credit Parties have requested that the Required Lenders and the Administrative Agent amend the Credit Agreement to effect the changes described below in Section One;

WHEREAS, the Required Lenders and the Administrative Agent desire to amend the Credit Agreement to effect such changes;

WHEREAS, Section 11.12 of the Credit Agreement provides that the Credit Agreement may be amended, modified and waived from time to time;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION ONE Amendments.

(a)      The definitions in Section 1.01 of the Credit Agreement listed below shall be amended and restated in their entirety as set forth below:

(1)         ““Asset Sale” shall mean any sale, transfer or other disposition by Parent or any of its Subsidiaries to any Person (including by way of redemption by such Person) other than to Parent or a Wholly-Owned Subsidiary of Parent of any asset (including, without limitation, any capital stock or other securities of, or Equity Interests in, another Person), but (x) excluding sales of assets pursuant to Sections 8.02(ii), (vi), (vii) (viii), (ix), (x), (xi) and (xiii) and (y) any other sale, transfer or disposition (for such purpose, treating any series of related sales, transfers or dispositions as a single such transaction) that generates Net Sale Proceeds of less than $1,000,000.”

(2)         ““Change of Control” shall mean (i) Parent shall at any time cease to own directly 100% of the Equity Interests of SAE, (ii) SAE shall at any time cease to own directly 100% of the Equity Interests of the Delaware Subsidiary Borrower or the Alaskan Subsidiary Borrower, (iii) prior to the occurrence of a Qualified IPO or a Qualified Merger, the Permitted Holders shall at any time and for any reason fail to own at least 51% of the economic interests and at least 66% of the voting interests in Parent’s capital stock (determined on a fully diluted basis), (iv) prior to the occurrence of a Qualified IPO, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) other than the Permitted Holders shall have obtained the power (whether or not exercised) to elect a majority of the Board of Directors of Parent, (v) after the occurrence of a Qualified IPO or a Qualified Merger, the Permitted Holders shall at any time and for any reason fail to own at least 40% of the economic interests and at least 51% of the voting interests in Parent’s capital stock, (vi) after the occurrence of a Qualified IPO, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) other than the Permitted Holders is or shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 25% or more on a fully diluted basis of the economic or voting interests in Parent’s capital stock, (vii) the Board of Directors of Parent shall cease to consist of a majority of Continuing Directors, (viii) Jeff Hastings shall cease to be a Senior Executive Officer of Parent and SAE or Brian Beatty shall cease to be a Senior Executive Officer of Parent and SAE (in each case (a) for any reason other than his death or disability, or (b) due to his death or disability, and a successor satisfactory to the Required Lenders does not assume his responsibilities and position within 30 days of such cessation) or (ix) a “change of control” or similar event shall occur as provided in any Qualified Preferred Stock (or the documentation governing the same).”

(3)         ““Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period (without giving effect to (x) any extraordinary gains, (y) any non-cash income (other than equipment revenue), and (z) any gains or losses from sales of assets other than inventory sold in the ordinary course of business) adjusted by adding thereto (in each case to the extent deducted in determining Consolidated Net Income for such period), without duplication, the amount of (i) total interest expense (inclusive of amortization of deferred financing fees and other original issue discount and banking fees, charges and commissions (e.g., letter of credit fees and commitment fees)) of Parent and its Subsidiaries determined on a consolidated basis for such period, (ii) provision for taxes based on income and foreign withholding taxes for Parent and its Subsidiaries determined on a consolidated basis for such period, (iii) all depreciation and amortization expense of Parent and its Subsidiaries determined on a consolidated basis for such period, (iv) in the case of any period including the fiscal quarter of Parent ended December 31, 2012, the amount of all fees and expenses incurred in connection with the Transaction during such fiscal quarter and (v) in the case of any period including the fiscal quarter of Parent ended December 31, 2012 and the two fiscal quarters of Parent ended June 30, 2013, the amount of all fees and expenses incurred in connection with a Qualified Merger (or any proposed transaction that failed to close, but had such transaction closed would have constituted a Qualified Merger), with respect to such Qualified Merger (or proposed failed Qualified Merger). For the avoidance of doubt, it is understood and agreed that, to the extent any amounts are excluded from Consolidated Net Income by virtue of the proviso to the definition thereof contained herein, any add backs to Consolidated Net Income in determining Consolidated EBITDA as provided above shall be limited (or denied) in a fashion consistent with the proviso to the definition of Consolidated Net Income contained herein. Notwithstanding anything to the contrary contained above, for purposes of determining Consolidated EBITDA for any Test Period which ends prior to the first anniversary of the Funding Date, Consolidated EBITDA for all portions of such period occurring prior to the Funding Date shall be calculated in accordance with the definition of Test Period contained herein.”

(4)         ““Net Cash Proceeds” shall mean for any event requiring a repayment of Loans pursuant to Section 4.02, as the case may be, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such event, net of reasonable transaction costs (including, as applicable, any underwriting, brokerage or other customary commissions and reasonable legal, advisory and other fees and expenses associated therewith) received from any such event. In the context of a merger or other consolidation, (x) the cash on hand and in banks (including marketable securities) of parties to such merger or consolidation other than the Credit Parties and their Subsidiaries immediately prior to the consummation of such merger or consolidation net of a proportionate share of reasonable transaction costs (including, as applicable, any underwriting, brokerage or other customary commissions and reasonable legal, advisory and other fees and expenses associated therewith) and net of any such cash that is paid out or to be paid out (other than as a Dividend under Section 8.03(viii)) to any Person other than a Credit Party or wholly owned Subsidiary of a Credit Party upon or after the consummation of such merger or consolidation pursuant to and in accordance with its terms shall be counted towards, and treated as, Net Cash Proceeds of such merger or consolidation, (y) consideration received by the stockholders of Parent pursuant to the repayment of Shareholder Subordinated Notes permitted to be made in accordance with Section 8.04(x), the payment of any merger consideration, or the payment of any consideration in connection with the redemption or other sale of Equity Interests in Parent pursuant to and in accordance with the terms of such merger or consolidation shall be treated as a Dividend under Section 8.03(viii) irrespective of the source of such payment, actual flow of funds or characterization of such payments as something other than a dividend, and (z) the issuance of Shareholder Subordinated Notes pursuant to Section 8.04(x)(c) shall not be treated as a Dividend or be subtracted from such cash on hand in determining Net Cash Proceeds.”

(5)         ““Qualified IPO” shall mean (i) a bona fide underwritten sale to the public of common stock of Parent pursuant to a registration statement (other than on Form S-8 or any other form relating to securities issuable under any benefit plan of Parent or any of its Subsidiaries, as the case may be) that is declared effective by the SEC and such offering results in Net Cash Proceeds received by Parent of at least $25,000,000 or (ii) a Qualified Merger where the Parent, or the surviving party of the Qualified Merger, is or will become a publicly listed company; provided that after giving effect to any such offering, the market value of shareholders’ equity in Parent shall be at least $80,000,000.”

(b)      The following definition shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

(1)         ““Qualified Merger” shall have the meaning provided in Section 8.02(ix).”

(c)      Section 4.02(b) shall be amended and restated in its entirety as set forth below:

“In addition to any other mandatory repayments pursuant to this Section 4.02, on each date on or after the Funding Date upon which Parent or any of its Subsidiaries receives any Net Cash Proceeds from any capital contribution or any sale or issuance of its Equity Interests (other than (i) issuances of Equity Interests to Parent or any Subsidiary of Parent by any Subsidiary of Parent, (ii) any capital contributions to any Subsidiary of Parent made by Parent or any Subsidiary of Parent or (iii) sales or issuances of Parent Common Stock to employees, officers and/or directors of Parent and its Subsidiaries (including as a result of the exercise of any options with respect thereto) in an aggregate amount not to exceed $1,000,000 in any fiscal year of Parent) or if Parent or any of its Subsidiaries receives Net Cash Proceeds as the result of a merger or consolidation in accordance with Section 8.02(ix), an amount equal to (x) if the issuer of such Equity Interests, participant in such merger or consolidation or recipient of such capital contribution is Parent, (A) if such capital contribution or such sale or issuance of Equity Interests or such merger or consolidation is consummated prior to June 30, 2013 (or, if a bona fide merger agreement has been executed and the delay in closing prior to June 30, 2013 is solely due to the receipt of an approval from the Securities and Exchange Commission, prior to September 30, 2013), 0% and (B) if such capital contribution or such sale or issuance of Equity Interests or such merger or consolidation is consummated after such date, 50% and (y) 100%, if the issuer of such Equity Interests or recipient of such capital contribution is a Subsidiary of Parent, in each case of the Net Cash Proceeds of such capital contribution or sale or issuance of Equity Interests or such merger or consolidation, as applicable, shall be applied on such date as a mandatory repayment in accordance with the requirements of Section 4.02(g).”

(e)      Section 8.02 shall be amended by adding the following Section 8.02(ix), which shall be inserted following Section 8.02(viii), with the subsequent subsections of Section 8.02 renumbered accordingly, and read as follows:

“(ix)         On or after February 15, 2013, Parent may merge or consolidate with and into, or be dissolved or liquidated into, a special purpose acquisition company (or a subsidiary thereof) identified by Parent in writing to Administrative Agent and Lenders prior to the Closing Date (a “Qualified Merger”), so long as (i) Parent is the surviving or continuing entity of any such merger, consolidation, dissolution or liquidation or the surviving or continuing entity has assumed all obligations under this Agreement pursuant to documentation acceptable to the Administrative Agent, (ii) any security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of Parent shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, consolidation, dissolution or liquidation) and all actions required to maintain said perfected status have been taken, (iii) the shareholders of Parent shall receive no consideration therewith other than Dividends permitted to be made in accordance with Section 8.03, (iv) such merger or consolidation results in Net Cash Proceeds received by Parent or the Borrowers of at least $25,000,000 and such Net Cash Proceeds shall be applied as set forth in Section 4.02(b), and (v) after giving effect to any such offering, the market value of shareholders’ equity in Parent shall be at least $80,000,000;”

(f)       Section 8.03(viii) shall be amended and restated in its in entirety as set forth below:

“Parent may pay Dividends in an aggregate amount not to exceed (x) 50% of the Net Cash Proceeds of all issuances of Equity Interests by Parent (other than sales or issuances of Parent Common Stock to employees, officers and/or directors of Parent and its Subsidiaries (including as a result of the exercise of any options with respect thereto and other than in connection with a Qualified Merger) and (y) the lesser of $27,500,000 and 62% of the Net Cash Proceeds received by Parent as the result of a Qualified Merger, in each case, following the Funding Date, provided that in each case (a) all mandatory prepayments in respect of such issuance shall have been completed in accordance with Section 4.02, (b) no Default or Event of Default shall have occurred or could reasonably be expected to result from such Dividend, (c) no Material Contract Termination Event shall have occurred and be continuing, and (d) in the case of a Dividend issued pursuant to clause (y), such Dividend may not be paid until Consolidated EBITDA for the period of twelve consecutive calendar months then last ended for which financial statements are available is at least $33,000,000; and”

(g)      Section 8.04(x) shall be amended and restated in its entirety as set forth below:

“Indebtedness of Parent under the Shareholder Subordinated Notes (a) issued after the Effective Date in connection with a redemption or repurchase of Parent Common Stock pursuant to Section 8.03(v), (b) purchased with the proceeds of Dividends permitted pursuant to Section 8.03(ix) or (c) issued on the date of consummation of the Qualified Merger in an aggregate principal amount pursuant to this clause (c) not to exceed $17,500,000; provided that, in the case of this clause (c), (x) payments in respect of such Shareholder Subordinated Notes shall not exceed 10% per annum and (y) payments on such Shareholder Subordinated Notes shall be payable in cash only if (1) no Default or Event of Default has occurred and is continuing and (2)(i) if such payment date is on or prior to March 31, 2013, as of such payment date the Total Leverage Ratio (as set forth in the officer’s certificate delivered pursuant to Section 7.01(f) for the fiscal quarter or fiscal year, as the case may be, of Parent then last ended for which financial statements are available) is less than 2.50:1:00 or (ii) if such date is after March 31, 2013, Parent is in compliance with the financial covenants contained in Sections 8.07 through 8.11, inclusive, on a Pro Forma Basis;”

(h)      Section 8.14(a) shall be amended and restated in its entirety as set forth below:

“Parent will not, and will not permit any of its Subsidiaries to, issue (i) any Preferred Equity, except as permitted under paragraph (c) of this Section 8.14, or (ii) any redeemable common stock or other redeemable common Equity Interests other than common stock or other redeemable common Equity Interests that is or are redeemable at the sole option of Parent or such Subsidiary, as the case may be. Notwithstanding the preceding sentence, in the event of a Qualified Merger to which Parent is a party, the other party to such Qualified Merger may have issued common stock and warrants convertible to common stock, redeemable or convertible at the option of the holder, in which event such common Equity Interests shall be permitted and may remain outstanding with respect to Parent or the surviving entity, as the case may be.”

SECTION TWO Delayed Effectiveness. This Amendment shall automatically become effective as of January 31, 2013 (the “Amendment No. 1 Effective Date”), without any further action being required of any party to the Credit Agreement. The Lenders and the Administrative Agent acknowledge and agree that the Credit Parties have relied upon the inevitable effectiveness of this Amendment as a material inducement to enter into the Credit Agreement. Prior to the Amendment No. 1 Effective Date, this Amendment is coupled with an interest, irrevocable and may not be amended or modified except by a written instrument signed by the Credit Parties and Required Lenders.

SECTION THREE Reference to and Effect on the Credit Agreement. On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in each of the Credit Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement and each of the other Credit Documents, except as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

SECTION FOUR Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION FIVE Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first written above.

CREDIT PARTIES:

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Brent Whiteley
Name: Brent Whiteley
Title: Chief Operating Officer, Chief
Financial Officer and Secretary

SAEXPLORATION, INC.

By:	/s/ Brent Whiteley
Name: Brent Whiteley
Title: Chief Operating Officer, Chief
Financial Officer and Secretary

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/ Brent Whiteley
Name: Brent Whiteley
Title: Chief Operating Officer, Chief
Financial Officer and Secretary

NES, LLC

By:	/s/ Brent Whiteley
Name: Brent Whiteley
Title: Chief Operating Officer, Chief
Financial Officer and Secretary

CP ADMIN CO LLC,
as Administrative Agent and a Lender

By:	/s/ Jonathan Tunis
Name: Jonathan Tunis
Title: Authorized Signatory

REQUIRED LENDER:

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By:	/s/ [***]
Name: [***]
Title: [***]

REQUIRED LENDER:

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By: [***]

By:	/s/ [***]
Name: [***]
Title: [***]

REQUIRED LENDER:

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By: [***]

By:	/s/ [***]
Name: [***]
Title: [***]

REQUIRED LENDER:

[***]

By: [***]

By:	/s/ [***]
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REQUIRED LENDER:

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By:	/s/ [***]
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Title: [***]